Summary Prospectus	February 27, 2017
AMG Managers Value Partners Asia Dividend Fund
(formerly ASTON/Value Partners Asia Dividend Fund)

Class N: AVADX	Class I: AAVPX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at https://investor.amgfunds.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus and statement of additional information, dated February 27, 2017, as revised or supplemented from time to time, are incorporated by reference into this summary prospectus.
Investment Objective
The Fund seeks to provide capital appreciation and current income.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)
	Class N	Class I
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable, within 90 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I
Management Fee[1]	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses[2]	1.65%	1.65%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	2.71%	2.46%
Fee Waiver and Expense Reimbursements[3]	(1.30)%	(1.30)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[3]	1.41%	1.16%
[1]	Expense information has been restated to reflect current fees.
[2]	Other Expenses have been restated to reflect applicable organizational fees for the current fiscal year.
[3]	AMG Funds LLC (the “Investment Manager”) has contractually agreed to waive management fees and/or reimburse ordinary operating expenses, not including interest, taxes, brokerage commissions, other investment-related costs, shareholder servicing fees, distribution and service (12b-1) fees, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, through February 28, 2018, to the extent that operating expenses exceed 1.15% of the Fund’s average daily net assets (the “Operating Expense Limit”). Prior to February 28, 2018, the arrangement may be amended or terminated only by a vote of the Board of Trustees of AMG Funds IV. For a period of up to three years from the end of the fiscal year during which fees were waived or expenses were reimbursed (the “Recovery Period”), the Investment Manager is entitled to be reimbursed by the Fund for such fees waived and expenses reimbursed from the commencement of operations through the completion of the first three full fiscal years to the extent that the Fund’s total annual operating expenses, not including interest, taxes, brokerage commissions, other investment-related costs, shareholder servicing fees, distribution and service (12b-1) fees, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, are at or below the Operating Expense Limit during the Recovery Period.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through February 28, 2018. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$144	$718	$1,319	$2,946
Class I	$118	$642	$1,193	$2,698
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the Fund’s initial fiscal period (December 16, 2015 through October 31, 2016), the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its assets directly or indirectly in companies that are domiciled in the Asian region, or are domiciled outside of the Asian region but, as determined by the subadviser, either derive a majority of their income from or have a majority of their operations located in the Asian region. For purposes of this investment policy, countries in the Asian region include, among others, Japan, Hong Kong, Singapore, Australia and New Zealand, as well as emerging and frontier markets located in Asia, such as The People’s Republic of China (“PRC”), Bangladesh, India, Indonesia, Malaysia, Pakistan, Philippines, South Korea, Sri Lanka, Taiwan and Thailand. Indirect investments include derivatives, participatory notes, collective investment vehicles, such as unit trusts or investment companies, and similar investments that provide indirect exposure to securities of companies domiciled in, deriving a majority of their income from or having a majority of their operations located in the Asian region. The Fund intends to invest primarily in a portfolio of equity

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AMG Managers Value Partners Asia Dividend Fund SUMMARY PROSPECTUS

securities of companies that distribute dividends. Although the Fund seeks exposure to a number of countries within the Asian region, it may have significant exposure to one or a limited number of countries, particularly the PRC. There are no fixed geographic or sector weightings in the allocation of assets and the subadviser does not intend to follow benchmark indices in determining geographic or sector weightings for the Fund. The Fund may invest in companies of any market capitalization, including small-cap and midcap companies.
The subadviser intends to use value investing strategies and a bottom-up research approach to select high income investments consistent with the Fund’s investment objective. The subadviser will aim to follow a buy-and-hold strategy, which should result in lower portfolio turnover. The subadviser may also, from time to time, place a substantial portion of the portfolio in cash equivalents or short-term investments for temporary defensive purposes.
The Fund may have direct exposure to certain eligible China A Shares via the Shanghai-Hong Kong Stock Connect. The Fund may also seek indirect exposure to China A Shares in the PRC, which are typically not available for direct investment by non-PRC investors, through China A Shares Access Products, such as participatory notes, and/or through collective investment vehicles directly investing in China A Shares through qualified foreign institutional investors or Renminbi qualified foreign institutional investors. Additionally, the Fund intends to invest directly in China B Shares, which are domestic shares in PRC-incorporated companies listed on either the Shanghai Stock Exchange or the Shenzhen Stock Exchange and eligible for direct investment by non-PRC investors.
The Fund may invest in corporate debt and other fixed-income securities, and intends to focus this portion of its portfolio on relatively higher yielding corporate debt and other fixed income securities. While fixed-income securities are typically not expected to exceed 20% of the Fund’s assets, the Fund may invest up to 30% of its assets in fixed-income securities. Additionally, the Fund may invest in below investment grade securities (commonly known as “junk bonds”), commodities, futures contracts, options, depository receipts, warrants, convertible bonds, contingent convertible securities, units in any unit trust, real estate investment trusts (“REITs”), preferred stocks or other investment companies. For the purposes of hedging market and currency risks, the Fund may take short positions in individual securities and index futures or invest in index swaps, currency swaps and currency forwards.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Call Risk— call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call). The increased likelihood of a call may reduce the security’s price and may result in the Fund reinvesting at lower interest rates in securities with greater credit risk.
Commodity Risk— Investments in commodity futures and options and commodity-linked derivative instruments may subject the Fund to significantly greater volatility than investments in traditional securities such as stocks and bonds. The commodities markets may be affected by, among other things, changes in overall market movements, domestic and foreign political and economic events, changes in interest and inflation rates, wars and acts of terrorism or factors affecting a particular industry or commodity, such as droughts, floods, weather, livestock disease, embargoes and tariffs. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing and consuming regions. The Fund intends to qualify as a regulated investment company accorded special tax treatment under the Internal Revenue Code. The Fund’s investments in commodities or commodity-related investments can be limited by the Fund’s intention to qualify as a regulated investment company, and can limit the Fund’s ability to so qualify.
Contingent Convertible Securities Risk— contingent convertible securities (“CoCos”) are hybrid bonds typically issued by banks. When the issuer’s capital ratio falls below a specified trigger level, or in a regulator’s discretion depending on the regulator’s judgment about the issuer’s solvency prospects, a CoCo may be written down, written off or converted into an equity security. Due to the contingent write-down, write-off and conversion feature, CoCos may have substantially greater risk than other securities in times of financial stress.
Convertible Securities Risk— convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible debt securities, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.
Credit and Counterparty Risk—the issuer of bonds or other debt securities or a counterparty to a derivatives contract may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may

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subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
Derivatives Risk—the use of derivatives involves costs, the risk that the value of derivatives may not correlate perfectly with their underlying assets, rates or indices, and the risk of mispricing or improper valuation. The use of derivatives may not succeed for various reasons, and the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
Emerging Markets Risk—investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
Frontier Markets Risk—investments in frontier markets may be more volatile and less liquid than investments in more developed markets or in other emerging market countries. Risks that are characteristic of many emerging markets generally may be especially heightened in frontier markets due to political, economic, financial, or other factors.
Geographic Concentration Risk— because the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or geographic region, any changes to the regulatory, political, social or economic conditions in such country or geographic region will generally have greater impact on the Fund than such changes would have on a more geographically diversified fund, and may result in increased volatility and greater losses.
Hedging Risk—there is no guarantee that hedging strategies will be successful. For example, changes in the value of a hedging transaction may not completely offset changes in the value of the assets and liabilities being hedged. Hedging transactions involve costs and may result in losses.
High Cash Balance Risk— when the Fund has a significant cash balance for a sustained period, the benefit to the Fund of any market upswing may likely be reduced, and the Fund’s performance may be adversely affected.
Interest Rate Risk—fixed coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline. During periods of increasing interest rates, the Fund may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Fund.
Investment Company Risk— the Fund may invest in securities of other investment companies, including ETFs, open-end funds and closed-end funds. The risks of investing in other investment companies typically reflect the risks of the types of securities in which those investment companies invest.
The market value returns of closed-end funds and ETFs may lag their returns at net asset value. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions or in response to events that affect particular industries or companies.
Participatory Note Risk— An investment in participatory notes is subject to market risk . The performance results of participatory notes may not exactly replicate the performance of the underlying securities. An investment in participatory notes is also subject to counterparty risk, relating to the non-U.S. bank or broker-dealer that issues the participatory notes, and may be subject to liquidity risk.
PRC Investment Risk— the PRC government exercises significant control over the domestic economy of the PRC through its industrial policies (e.g., policies to support certain industries and affect the allocation of productive resources), monetary policy, exchange rate management and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely affect specific companies and entire industries in the PRC. The PRC government has frequently and significantly intervened in domestic securities markets, in particular the markets for China A Shares, and may do so in the future. From time to time, the Fund may not be able to sell securities of PRC companies at the desired time or price, and quoted prices for securities of PRC companies may not reflect actual market prices. Finally, the Fund’s ability to make direct investments in securities of PRC companies is subject to changes in applicable PRC laws and regulations. Any such change could adversely affect market conditions and the Fund’s PRC investments.
REIT Risk— securities of REITs may be affected by changes in the values and rental rates of their underlying properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, which may be subject to defaults by borrowers and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate prices and rental rates are also affected by general economic conditions. REITs are also subject to the risk of failing

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AMG Managers Value Partners Asia Dividend Fund SUMMARY PROSPECTUS

to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).
Short Sales Risk—a short sale of a security involves the theoretical risk of unlimited loss because of potential unlimited increases in the market price of the security sold short. The Fund’s use of short sales, in certain circumstances, can result in significant losses.
Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Unit Trust Risk— An investment in units of a unit trust is subject to market risk and may be subject to general foreign securities risks, including currency risk, and may be less liquid than an investment in a U.S. mutual fund.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's performance compares to that of a broad-based securities market index.  As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.  To obtain updated performance information please visit www.amgfunds.com or call 800.835.3879.
Calendar Year Total Returns as of 12/31/16 (Class N)
Best Quarter: 8.72% (3rd Quarter 2016)
Worst Quarter: -5.43% (4th Quarter 2016)
Average Annual Total Returns as of 12/31/16
AMG Managers Value Partners Asia Dividend Fund	1 Year	Since Inception[1]
Class N Return Before Taxes
	5.07%	5.46%
Class N Return After Taxes on Distributions
	2.49%	2.98%
Class N Return After Taxes on Distributions and Sale of Fund Shares
	3.27%	3.26%
Average Annual Total Returns as of 12/31/16 (continued)
AMG Managers Value Partners Asia Dividend Fund	1 Year	Since Inception[1]
Class I Return Before Taxes
	5.33%	5.72%
MSCI AC Asia ex Japan Index (reflects no deduction for fees, expenses, or taxes)
	5.44%	6.38%
[1]	Performance shown reflects performance since the inception date of the Fund on December 16, 2015.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class N shares only, and after-tax returns for Class I shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
Value Partners Hong Kong Limited ("VPHK")
Portfolio Managers
Norman Ho, CFA
Senior Investment Director at VPHK;
Portfolio Manager of the Fund since 12/15.
Philip Li, CFA
Senor Fund Manager of VPHK;
Portfolio Manager of the Fund since 12/15.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Education Savings Accounts (ESAs): $1,000
Custodial Accounts for Minors (UGMA/UTMA): $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Additional Investment Minimum
Class N and Class I (all accounts):  $100
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly with the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at

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AMG Managers Value Partners Asia Dividend Fund SUMMARY PROSPECTUS

www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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